   As filed with the Securities and Exchange Commission on March 8, 2002
                                                Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                          GIBRALTAR STEEL CORPORATION
            (Exact name of registrant as specified in its charter)

                 Delaware                                  16-1445150
       (State or other jurisdiction                     (I.R.S. Employer
     of incorporation or organization)               Identification Number)

                             3556 Lake Shore Road
                                 P.O. Box 2028
                         Buffalo, New York 14219-0228
                                (716) 826-6500
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Brian J. Lipke
                           Chairman of the Board and
                            Chief Executive Officer
                          Gibraltar Steel Corporation
                             3556 Lake Shore Road
                                P. O. Box 2028
                         Buffalo, New York 14219-0228
                                (716) 826-6500
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies To:
             Gerald S. Lippes, Esq.                John W. White, Esq.
       Lippes, Silverstein, Mathias & Wexler LLP Cravath, Swaine & Moore
              700 Guaranty Building                  Worldwide Plaza
                28 Church Street                    825 Eighth Avenue
          Buffalo, New York 14202-3950           New York, New York 10019
                 (716) 853-5100                       (212) 474-1000

   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [_]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in conjunction with dividend or interest reinvestment plans, check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] No. 333-82770

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

------------------------------------------------------------------------------------------------------------------------
                                                       Proposed               Proposed
                                    Amount              Maximum                Maximum
  Title of Each Class of            to be            Offering Price            Aggregate                    Amount of
Securities to be Registered       Registered         Per Share /(1)/      Offering Price /(1)/     Registration Fee /(2)/
---------------------------       ----------         ---------------      --------------------     ---------------------
Common Stock ($.01 par value)  575,000 shares/(3)/        $17.20               $9,890,000                 $909.88
------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).
(2) A filing fee in the amount of $16,345 previously paid by the registrant with respect to Registration No. 333-65762 filed on July 24, 2001 is being used to off-set this fee.
(3) Includes up to 75,000 shares which may be issued upon exercise of the Underwriters' over-allotment option.



   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.
================================================================================

              INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT

                   ON FORM S-3, REGISTRATION NUMBER 333-82770


       We hereby incorporate by reference into this registration statement on Form S-3 in its entirety the registration statement on Form S-3, Registration Number 333-82770, declared effective on March 7, 2002 by the Securities and Exchange Commission, including each of the documents we filed with the Commission and incorporated or were deemed to be incorporated by reference therein and all exhibits thereto.


                                    EXHIBITS

       The following documents are filed as exhibits to this registration statement:

* 5.1  Opinion of Lippes, Silverstein, Mathias & Wexler LLP.

*23.1  Consent of Lippes, Silverstein, Mathias & Wexler LLP (contained in
Exhibit 5.1 to this registration statement).

*23.2  Consent of PricewaterhouseCoopers LLP.

 24.1  Power of Attorney (contained in Part II of this registration statement).


-----------------
* Filed herewith

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York on March 8, 2002.

                                          GIBRALTAR STEEL CORPORATION

                                                  /S/  BRIAN J. LIPKE
                                          By: _______________________________
                                                       Brian J. Lipke
                                                 Chairman of the Board and
                                                  Chief Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Brian J. Lipke, Walter T. Erazmus and Neil E. Lipke, or either of them, as his attorney in fact, to sign any amendments to this registration statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                       Title                      Date
        ---------                       -----                      ----

   /S/  BRIAN J. LIPKE    Chairman of the Board and Chief    March 8, 2002
 ------------------------   Executive Officer
      Brian J. Lipke        (Principal Executive Officer)

  /S/  WALTER T. ERAZMUS  President                          March 8, 2002
 ------------------------
    Walter T. Erazmus

    /S/  JOHN E. FLINT    Vice President and Chief Financial March 8, 2002
 ------------------------   Officer
      John E. Flint         (Principal Financial Officer and
                            Principal Accounting Officer)

    /S/  NEIL E. LIPKE    Director                           March 8, 2002
 ------------------------
      Neil E. Lipke

  /S/  GERALD S. LIPPES   Director                           March 8, 2002
 ------------------------
     Gerald S. Lippes

 /S/  ARTHUR A. RUSS, JR. Director                           March 8, 2002
 ------------------------
   Arthur A. Russ, Jr.

 /S/  WILLIAM P. MONTAGUE Director                           March 8, 2002
 ------------------------
   William P. Montague

  /S/  DAVID N. CAMPBELL  Director                           March 8, 2002
 ------------------------
    David N. Campbell

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